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                                                                   Exhibit 10.25

                        ENSTAR CABLE OF CUMBERLAND VALLEY

                                 AMENDMENT NO. 1


        This Agreement, dated as of September 30, 1997, is between Enstar Cable of Cumberland Valley, a Georgia general partnership, and Enstar Finance Company, LLC, a Delaware limited liability company. The parties agree as follows:

        1. Reference to Loan Agreement; Definitions. Reference is made to the Loan Agreement dated as of September 30, 1997, between the parties hereto (as amended, modified and in effect prior to giving effect to this Agreement, the "Loan Agreement"). Terms defined in the Loan Agreement as amended hereby (the "Amended Loan Agreement") and not otherwise defined herein are used herein with the meanings so defined.

        2. Amendment to Loan Agreement. In reliance upon the representations and warranties set forth in Section 3, the Loan Agreement is amended as follows, effective upon the date hereof:

               2.1 Amendment of Section 7.11.2. Section 7.11.2 of the Loan Agreement is amended to read in its entirety as follows:

               "7.11.2. Leases, other than Capitalized Leases; provided, however, that the aggregate fixed rental obligations for any fiscal year of the Company under all such leases (including payments required to be made by the lessee in respect of taxes and insurance, whether or not denominated as rent, but excluding rental payments made by the Company under pole attachment or use agreements, leases of microwave services, maintenance contracts and payments under programming agreements) shall not exceed $75,000."

        3. Representation and Warranty. In order to induce the Lender to enter into this Agreement, the Company represents and warrants to the Lender that immediately after giving effect to the amendment set forth in Section 2, no Default will exist.

        4. General. The Amended Loan Agreement is confirmed as being in full force and effect. This Agreement and the Amended Loan Agreement and the other Loan Agreements referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof, and any invalid or unenforceable provision shall be enforced to the maximum extent of its validity or enforceability. The headings in this Agreement are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Agreement and the Amended Loan Agreement is a Loan Agreement and this Agreement may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Note. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the State of California.

                            [Signature page follows.]


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        Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

                                       ENSTAR CABLE OF CUMBERLAND VALLEY,
                                       a Georgia general partnership

                                       By:    ENSTAR COMMUNICATIONS
                                              CORPORATION,
                                              a general partner


                                              By:    /s/ Michael K. Menerey
                                                 -------------------------------

                                              Title:    Chief Financial Officer
                                                    ----------------------------


                                       By:    ENSTAR INCOME/GROWTH PROGRAM
                                              FIVE-A, L.P., a Georgia limited
                                              partnership, a General Partner

                                              By:    ENSTAR COMMUNICATIONS
                                                     CORPORATION,
                                                     its general partner


                                              By:    /s/ Michael K. Menerey
                                                 -------------------------------

                                              Title:    Chief Financial Officer
                                                    ----------------------------


                                       By:    ENSTAR INCOME/GROWTH PROGRAM
                                              FIVE-B, L.P., a Georgia limited
                                              partnership, a General Partner

                                              By:    ENSTAR COMMUNICATIONS
                                                     CORPORATION,
                                                     its general partner


                                              By:    /s/ Michael K. Menerey
                                                 -------------------------------

                                              Title:    Chief Financial Officer
                                                    ----------------------------


                                       ENSTAR FINANCE COMPANY, LLC

                                       By:    ENSTAR COMMUNICATIONS
                                              CORPORATION, its Manager


                                              By:    /s/ Michael K. Menerey
                                                 -------------------------------

                                              Title:    Chief Financial Officer
                                                    ----------------------------


                                       2

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                                     Consent


In accordance with the provisions of Section 7.18 of that certain Credit Agreement dated as of September 30, 1997 among Enstar Finance Company, LLC, Banque Paribas and Bank of America National Trust and Savings Association, the undersigned hereby consent to Amendment No. 1 (attached hereto as Exhibit A) to that certain Loan Agreement dated as of September 30, 1997 between Enstar Finance Company, LLC and Enstar Cable of Cumberland Valley.


                                       BANQUE PARIBAS

                                       By:  /s/ Darlynn Ernst / Thomas G. Brandt
                                          --------------------------------------

                                       Title:        Asst. V.P.  /  Director
                                             -----------------------------------


                                       BANK OF AMERICA NATIONAL
                                       TRUST AND SAVINGS ASSOCIATION

                                       By:      /s/ Shannon Ward
                                          --------------------------------------

                                       Title:    Vice President
                                             -----------------------------------